UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2020

 CorePoint Lodging Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38168	82-1497742
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
125 E. John Carpenter Freeway, Suite 1650
Irving, Texas 75062
(Address of principal executive offices, including zip code)
(972) 893-3199
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CPLG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events.

On May 11, 2020, Core Point Lodging Inc. (the “Company”) issued a press release announcing its plans to report financial results for the first quarter of 2020 after the market closes on Wednesday, May 20, 2020, and host a conference call for investors and interested parties on May 20, 2020, at 5:00 p.m. Eastern Time, to discuss the results. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The Company, will rely on the “Order Under Section 36 of the Securities Exchange Act Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies” dated March 25, 2020 (Release No. 34-88465) (the “Order”), issued by the Securities and Exchange Commission in light of the novel coronavirus (“COVID-19”) pandemic, to briefly delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Report”), originally due on May 11, 2020. The Company expects to file the Report on or about May 20, 2020, but in no event later than June 24, 2020, which is 45 days after the original due date of the Report.

The Company cannot file the Report by its original due date as a result of disruptions caused by the COVID-19 pandemic, including the impact of the Company’s work-from-home policy which it implemented to protect its employees, which has slowed the Company’s routine quarterly close process, and the need to perform additional analyses and procedures relating to COVID-19’s potential impact on the Company’s business and operations and on the financial statements to be included in the Report.

In addition, the Company is supplementing the risk factors previously disclosed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 with the following risk factor, which should be read in conjunction with the other risk factors presented in the Annual Report on Form 10-K:

The ongoing novel coronavirus (COVID-19) pandemic has caused severe disruptions in the U.S. and global economy and to our business and is expected to adversely impact our business at least for the near term. The overall impact on our business, operating results, cash flows and/or financial condition could be material.

In December 2019, a novel coronavirus disease was reported and on March 11, 2020, the WHO characterized COVID-19 as a pandemic. The COVID-19 pandemic has has spread to over 200 countries and territories, including the United States, and has spread to every state in the United States and has adversely affected global economies, financial markets and the overall environment for our business. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The extent to which it may impact our future results of operations and overall financial performance remains uncertain.

The scale and scope of the COVID-19 pandemic may heighten the potential adverse effects on our business, operating results, cash flows and/or financial condition described in the risk factors contained in our Annual Report on Form 10-K, including the impact of:

•	contraction in the global economy or low levels of economic growth, which could adversely affect our revenues and profitability as well as limit or slow our future growth;

•
many of the expenses associated with owning hotels, such as debt-service payments, property taxes, insurance, utilities and employee wages and benefits, as well as expenses related to being an independent public company, being inflexible and not necessarily decreasing in tandem with a reduction in revenue at the hotels;

•	the capital intensity of our business;

•	potential reduction in the availability of liquidity sources; and

•
changes to estimates or projections used to assess the fair value of our assets, or operating results that are lower than our current estimates at certain properties, which may cause us to incur impairment charges that could adversely affect our results of operations;

In addition, the COVID-19 pandemic may adversely impact our business and financial condition in other areas, including:
the ability of potential purchasers to (i) review assets that we are seeking to dispose of pursuant to our non-core disposition strategy in affected areas as a result of quarantines, restrictions on travel, “shelter in place” rules, restrictions on types of businesses that may continue to operate and/or restrictions on types of construction projects that may continue or (ii) to obtain financing for the purchase of such assets; and our ability to make payments on our indebtedness, to fund planned capital expenditures and to make distributions to our stockholders depends on our ability to generate cash. If we are unable due to the impact of the COVID-19 pandemic to generate sufficient cash flow to service our debt and meet our other commitments, we may need to restructure or refinance all or a portion of our debt, sell material assets or operations or raise additional debt or equity capital.

As of March 31, 2020, 19 of our hotels were temporarily not accepting transient guests or most other reservations due to the impact of the COVID-19 pandemic. Because our hotels are located in the United States, the COVID-19 pandemic will impact our hotels to the extent that its spread within the United States continues to limit occupancy, increases the cost of operation, or necessitates the closure of such properties.

The duration and extent of the impact from the COVID-19 pandemic depends on future developments that cannot be accurately predicted at this time, such as the severity and transmission rate of the virus, the extent and effectiveness of containment actions and the impact of these and other factors on our hotel operations. The economic downturn resulting from the COVID-19 pandemic could negatively impact our operations, as well as our ability to make distributions to stockholders. Such impact on our business, operating results, cash flows and/or financial condition could be material.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release, dated May 11, 2020, issued by CorePoint Lodging Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COREPOINT LODGING INC.

Date:	May 11, 2020	By:	/s/ Mark M. Chloupek
Mark M. Chloupek
Executive Vice President, Secretary and General Counsel